UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 2, 2024

Date of Report (Date of earliest event reported)

AIRSHIP AI HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40222	93-4974766
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8210 154th Ave NE Redmond, WA	98052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 462-4250

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AISP	The Nasdaq Stock Market LLC
Warrants	AISPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2024, the Board of Directors (the “Board”) of Airship AI Holdings, Inc. (the “Company”), based on the recommendation of the Compensation Committee of the Board, ratified and adopted, effective as of December 21, 2023, the Airship AI Holdings, Inc. Clawback Policy (the “Policy”) for the recovery of certain executive compensation in order to comply with Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and amendments adopted by the Securities and Exchange Commission to implement the aforementioned legislation, and the listing standards of The Nasdaq Stock Market (“Nasdaq”) adopted pursuant thereto.  The Board has designated the Compensation Committee (the “Committee”) of the Board as the administrator of the Policy.

The Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers of the Company, as determined by the Committee in accordance with Section 10D of the Exchange Act and the listing standards of Nasdaq, and such other senior executives/employees who may from time to time be deemed subject to the Policy by the Committee (“Covered Executives”), in the event that the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. Under the Policy, the Company will require reimbursement or forfeiture of any excess incentive compensation received by any Covered Executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare such restatement.

The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 8.01 Other Events.

On January 2, 2024, the Board ratified and adopted the Company’s Audit, Compensation and Nominations and Governance Committee Charters, effective as of December 21, 2023. Copies of these Charters are filed hereto as Exhibits 99.1-99.3.

Copies of these Charters may also be found on the Company’s website at https://airship.ai.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
10.1	Clawback Policy effective as of December 21, 2023.
99.1	Audit Committee Charter effective as of December 21, 2023.
99.2	Compensation Committee Charter effective as of December 21, 2023.
99.3	Nominations and Corporate Governance Committee Charter effective as of December 21, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2024

AIRSHIP AI HOLDINGS, INC.

	By:	/s/ Victor Huang
	Name:	Victor Huang
	Title:	Chief Executive Officer

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